SECURITIES AND EXCHANGE COMMISSION
Washington, DC 10549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2013

SPARTAN MOTORS, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification No.)

1541 Reynolds Road, Charlotte, Michigan (Address of principal executive office)	48813 (Zip Code)

517-543-6400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)            Amendment to Bylaws

On February 21, 2013, the Board of Directors of Spartan Motors, Inc. (the "Corporation") approved an amendment to the Corporation's Bylaws.  The amendment is a restatement of Section 14 of Article II of the Bylaws, which addresses "Participation in Meeting by Remote Communication."  The amendment allows additional flexibility for the Corporation to conduct a virtual shareholder meeting, as permitted by and in accordance with Michigan law.

Section 9.01                 Financial Statements and Exhibits

(d)           Exhibits

                Exhibit 3         Amended and Restated Bylaws of Spartan Motors, Inc. (as amended)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTAN MOTORS, INC. (Registrant)

Dated: February 27, 2013		/s/ Thomas T. Kivell
	By:	Thomas T. Kivell
	Its:	Vice President, Secretary and Genera Counsel